UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2005


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     333-110340              41-1808858
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                55437
     (Address of principal executive office)                      (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01      Other Events.

     On October 27, 2005, the Registrant will cause the issuance and sale of approximately $225,000,000 initial principal amount of Home Loan-Backed Notes, Series 2005-HI3, (the "Notes") pursuant to an Indenture to be dated as of October 27, 2005, between Home Loan Trust 2005-HI3, as issuer and JPMorgan Chase Bank, N.A., as Indenture Trustee.

     In connection with the sale of the Notes by Residential Funding Securities Corporation and Bear, Stearns & Co. Inc. (together, the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Notes following the effective date of Registration Statement No. 333-110340, which Collateral Term Sheets are being filed electronically as exhibits to this report.

     The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

     THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

     The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and
satisfying  the  special  requirements  of,  such  prospective  investors.   The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
        (a)    Financial Statements.
               Not applicable.
        (b)   Pro Forma Financial Information.
               Not applicable.

        (c)   Exhibits

                      99.1 Collateral Term Sheets Revised






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.


                                            By: /s/ Heather Anderson
                                                Name:  Heather Anderson
                                                Title: Vice President

Dated:  October 20, 2005

                           EXHIBIT INDEX

           Item 601 (a) of           Sequentially
 Exhibit    Regulation S-K             Numbered
  Number     Exhibit No.             Description                 Page

    1             99               Collateral Term       Filed Electronically
                                    Sheets Revised